                                                                    Exhibit 3.11

                                    DELAWARE
                                                                          PAGE 1

                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "ECKERD CORPORATION" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF INCORPORATION, FILED THE THIRTY-FIRST DAY OF OCTOBER, A.D. 1996, AT 12 O'CLOCK P.M.

     CERTIFICATE OF MERGER, CHANGING ITS NAME FROM "OMEGA ACQUISITION CORPORATION" TO "ECKERD CORPORATION", FILED THE TWENTY-SEVENTH DAY OF FEBRUARY, A.D. 1997, AT 2:35 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SEVENTH DAY OF FEBRUARY, A.D. 1997, AT 2:40 O'CLOCK P.M.

     CERTIFICATE OF MERGER, FILED THE SEVENTEENTH DAY OF DECEMBER, A.D. 1998, AT 11:30 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1998.

     CERTIFICATE OF OWNERSHIP, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 1999, AT 2:30 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
2679011 8100H             [SEAL]       AUTHENTICATION:  3256327

040546835
                                                 DATE: 07-27-04

THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1999.

     CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SEVENTH DAY OF JANUARY, A.D. 2000, AT 2:30 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE TWENTY-NINTH DAY OF JANUARY, A.D. 2000.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

2679011 8100H                          AUTHENTICATION:  3256327

040546835
                                                  DATE: 07-27-04

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 10/31/1996
   960317476 - 2679011

                          CERTIFICATE OF INCORPORATION
                                       OF
                          OMEGA ACQUISITION CORPORATION

          FIRST. The name of the Corporation is Omega Acquisition Corporation.

          SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such address is the Corporation Trust Company.

          THIRD. The nature of the business to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000) shares of common stock; each such share shall have a par value of $.01.

          FIFTH. The name and mailing address of each incorporator is as follows:

          NAME                               ADDRESS
          ----                               -------
     Cory A. Wolfe                   c/o Weil, Gotshal & Manges
                                     767 Fifth Avenue
                                     New York, New York 10153

          SIXTH. The Corporation is to have perpetual existence.

          SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

          EIGHTH. Meetings of stockholders may be held within or without the state of Delaware as the By-Laws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of Directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

          NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereinafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

          TENTH. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

          ELEVENTH The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by law, and the Corporation may adopt By-laws or enter into agreements with any such person for the purpose of providing for such indemnification.

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation on this 3lst day of October, 1996.

                                                     /s/ Cory A. Wolfe
                                                     -----------------
                                                     Cory A. Wolfe
                                                     Sole Incorporator

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 02:35 PM 02/27/1997
                                                          971065711 - 2679011


                              CERTIFICATE OF MERGER
                                     MERGING
                               ECKERD CORPORATION
                                      INTO
                          OMEGA ACQUISITION CORPORATION
                            UNDER SECTION 251 OF THE
                             GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

          Pursuant to Section 251(c) of the General Corporation Law of the State of Delaware, Omega Acquisition Corporation, a Delaware corporation ("Omega"), a wholly owned subsidiary of J. C. Penney Company, Inc., a Delaware corporation ("JCPenney"), hereby certifies the following information relating to the merger of Eckerd Corporation, a Delaware corporation ("Eckerd"), with and into Omega (the "Merger").

          1. The names and states of incorporation of Omega and Eckerd, which are the constituent corporations in the Merger (the "Constituent Corporations"), are:

             NAME                            STATE
             ----                            -----
     Omega Acquisition Corporation          Delaware
     Eckerd Corporation                     Delaware

          2. The Amended and Restated Agreement and Plan of Merger, dated as of November 2, 1996, as amended as of February 25, 1997 (the "Merger Agreement"), among JCPenney, Omega and Eckerd, setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

          3. The corporation surviving the Merger shall be Omega (the "Surviving Corporation") and shall be known as "Eckerd Corporation."

          4. The Certificate of Incorporation of Omega shall be the Certificate of Incorporation of the Surviving Corporation except that the text of Article First thereof shall be amended to read as follows:

          "FIRST. The name of the Corporation is Eckerd Corporation."

          5. The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation at 6501 Legacy Drive, Plano, Texas 75024.

          6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either of the Constituent Corporations.

          IN WITNESS WHEREOF, Omega has caused this Certificate of Merger to be executed on the 25th day of February, 1997.

                                                OMEGA ACQUISITION CORPORATION

                                                By:  /s/ D. A. McKay
                                                     ---------------------------
                                                     Name:  D. A. McKay
                                                     Title: President

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 02:40 PM 02/27/1997
                                                          971065878 - 2679011

                                 FIRST AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                               ECKERD CORPORATION

     This First Amendment to Certificate of Incorporation of Eckerd Corporation, a Delaware corporation (the "Corporation"), has been duly adopted, approved and prepared for filing in the State of Delaware in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     FIRST: The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 31, 1996.

     SECOND: Article ELEVENTH of said Certificate of Incorporation is hereby amended as follows:

          1. Article ELEVENTH of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

     ELEVENTH. 1. The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. The right to indemnification conferred in this Article ELEVENTH shall include the right to be paid by this Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

2. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation who are not directors or officers similar to those conferred in this Article ELEVENTH to directors and officers of the Corporation.

3. The rights to indemnification and to the advancement of expenses conferred in this Article ELEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise.

4. Any repeal or modification of this Article ELEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

     IN WITNESS WHEREOF, the undersigned has executed this amendment as of the 25th day of February, 1997.


                                                By:/s/ D. A. McKay
                                                   -----------------------------
                                                   Name:  D. A. McKay
                                                   Title: President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:30 AM 12/17/1998
   981488173 - 2679011

                              CERTIFICATE OF MERGER
                                     MERGING
                               FAY'S INCORPORATED
                                      INTO
                               ECKERD CORPORATION
                        (UNDER SECTION 252 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

     ECKERD CORPORATION hereby certifies that:

     (1) The name and state of incorporation of each of the constituent corporations are:

          (a)  Fay's Incorporated, a New York corporation; and
          (b)  Eckerd Corporation, a Delaware corporation.

     (2) An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Fay's Incorporated and by Eckerd Corporation in accordance with the provisions of subsection(c) of Section 252 of the General Corporation Law of the State of Delaware.

     (3) The name of the surviving corporation is Eckerd Corporation. The merger shall be effective at 11:59 p.m. Eastern Time on December 31, 1998.

     (4) The certificate of incorporation of Eckerd Corporation shall be the certificate of incorporation of the surviving corporation.

     (5)  The surviving corporation is a Delaware corporation.

     (6) The executed Agreement and Plan of Merger is on file at the principal place of business of Eckerd Corporation at 8333 Bryan Dairy Road, Largo, Florida 33777.

     (7) A copy of the Agreement and Plan of Merger will be furnished by Eckerd Corporation, on request and without cost, to any stockholder of Fay's Incorporated or Eckerd Corporation.

     (8) The authorized capital stock of Fay's Incorporated is 1,000 shares of Common Stock, $1.00 par value.

     IN WITNESS WHEREOF, Eckerd Corporation has caused this certificate to be signed by Francis A. Newman, its President, and attested by Robert E. Lewis, its Secretary, on the 15th day of December, 1998.

                                        ECKERD CORPORATION

                                        By:/s/ Francis A. Newman
                                           --------------------------
                                           Name: Francis A. Newman
                                           Its: President

ATTEST:

BY:/s/  Robert E. Lewis
   -----------------------
   Name: Robert E. Lewis
   Its: Secretary

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:30 PM 12/20/1999
   991549675 - 2679011

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                            ECKERD HOLDINGS II, INC.
                                      INTO
                               ECKERD CORPORATION
                        (UNDER SECTION 253 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

     ECKERD CORPORATION, a Delaware corporation (the "Corporation"), hereby certifies that:

     (1) The Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

     (2) The Corporation owns all of the outstanding shares of each class of the capital stock of Eckerd Holdings II, Inc., a Delaware corporation.

     (3) The Corporation, by the following resolutions of its Board of Directors, duly adopted on December 1, 1999, determined to merge into itself Eckerd Holdings II, Inc. on the conditions set forth in such resolutions.

          RESOLVED: That Eckerd Corporation merge into itself its subsidiary, Eckerd Holdings II, Inc., and assume all of said subsidiary's liabilities and obligations effective as of 11:59 p.m. Eastern Time on December 31, 1999; and

          FURTHER RESOLVED: That the President and the Secretary of Eckerd Corporation be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Eckerd Holdings II, Inc. into Eckerd Corporation and to assume said subsidiary's liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.

     IN WITNESS WHEREOF, Eckerd Corporation has caused this certificate to be signed by Francis A. Newman, its President, and Robert E. Lewis, its Secretary, this 10th day of December, 1999.

                                        ECKERD CORPORATION

                                        By:/s/ Francis A. Newman
                                           ---------------------------------
                                           Francis A. Newman, President

ATTEST:

BY:/s/ Robert E. Lewis
   ---------------------------------
   Robert E. Lewis, Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 02:30 PM 01/27/2000
                                                          001043894 - 2679011

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                             ECKERD'S WESTBANK, INC.
                                      INTO
                               ECKERD CORPORATION
                        (UNDER SECTION 253 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE)

     ECKERD CORPORATION, a Delaware corporation (the "Corporation"), hereby certifies that:

     (1) The Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

     (2) The Corporation owns all of the outstanding shares of each class of the capital stock of Eckerd's Westbank, Inc., a Louisiana corporation.

     (3) The Corporation, by the following resolutions of its Board of Directors, duly adopted on January 26, 2000, determined to merge into itself Eckerd's Westbank, Inc. on the conditions set forth in such resolutions.

          RESOLVED: That Eckerd Corporation merge into itself its subsidiary, Eckerd's Westbank, Inc., and assume all of said subsidiary's liabilities and obligations effective as of 11:59 p.m. Eastern Time on January 29, 2000; and

          FURTHER RESOLVED: That the President and the Secretary of Eckerd Corporation be and they hereby are directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Eckerd's Westbank, Inc. into Eckerd Corporation and to assume said subsidiary's liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Louisiana, the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County.

     IN WITNESS WHEREOF, Eckerd Corporation has caused this certificate to be signed by Francis A. Newman, its President, and Robert E. Lewis, its Secretary, this 26 day of January, 2000.

                                        ECKERD CORPORATION

                                        By:/s/ Francis A. Newman
                                           ---------------------------------
                                           Francis A. Newman, President

ATTEST:

BY:/s/ Robert E. Lewis
   ---------------------------------
   Robert E. Lewis, Secretary